UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PHIO PHARMACEUTICALS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

411 Swedeland Road, Suite 23-1080

King of Prussia, PA 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 11, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Phio Pharmaceuticals Corp., a Delaware corporation (the “Company”), which will be held on September 11, 2025, at 9:00 a.m. (Eastern Time). The meeting will be a completely virtual meeting of stockholders. You can attend the meeting by visiting meetnow.global/MVQDAFW, where you will be able to listen to the meeting live, submit questions, view the stockholder list, and vote online. Because the meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

Only stockholders who held common stock at the close of business on the record date, July 18, 2025, may vote at the Annual Meeting, including any adjournment or postponement thereof. At the Annual Meeting, you will be asked to consider and vote upon:

(1)	the election of the six director nominees named in the accompanying Proxy Statement;
(2)	the ratification of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)	an amendment and restatement of the 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 950,000;
(4)	an advisory (non-binding) vote to approve the compensation of our named executive officers (commonly referred to as a “Say-on-Pay” vote);
(5)	an advisory (non-binding) vote to approve the frequency of future advisory votes on the compensation of our named executive officers (commonly referred to as a “Say-on-Frequency” vote); and
(6)	the transaction of any other business that may properly come before the meeting or any adjournment thereof. Pursuant to the Company’s bylaws, no other items of business are expected to be considered at the meeting and no other director nominees will be entertained.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has unanimously approved the proposals and recommends that you vote FOR Proposal Nos. 1, 2, 3 and 4 listed above, including each of the director nominees, and vote “3 YEARS” for Proposal No. 5 listed above.

We are pleased to make use of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to their stockholders via the internet. We believe the ability to deliver proxy materials electronically allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact from the distribution of our Annual Meeting materials.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/Robert Bitterman
Robert Bitterman
President and Chief Executive Officer

July 30, 2025

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET, OVER THE TELEPHONE OR BY MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS OR ON THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING VIRTUALLY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT INTERMEDIARY.

411 Swedeland Road, Suite 23-1080

King of Prussia, PA 19406

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 11, 2025

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (“Phio,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Company will hold the Annual Meeting virtually on Thursday, September 11, 2025 at 9:00 a.m. (Eastern Time). You can attend the Annual Meeting by visiting meetnow.global/MVQDAFW, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the control number included on your Notice Regarding the Availability of Proxy Materials (the “Notice”), the proxy card or on the instructions that accompanied your proxy materials. Because the Annual Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

The Company anticipates that the Notice will first be mailed on or about July 30, 2025 to all stockholders entitled to vote at the Annual Meeting and we will post our proxy materials on the website referenced in the Notice. The Notice instructs you as to how you may access and review important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the internet or telephone, or, if you chose to request paper copies of proxy materials, the instructions for how you may submit your proxy can be found on the proxy card, or on the instructions that accompanied your proxy materials. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, email or personal solicitation; however, we will not pay them additional compensation for any of these services.

Shares Outstanding and Voting Rights

Only holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on July 18, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 4,798,154 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of Common Stock do not have the right to cumulative voting in the election of directors. The presence, in person virtually or by proxy, of the holders of at least one-third of the total votes entitled to be cast by the holders of all outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

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Persons who hold shares of our Common Stock directly on the Record Date (“record holders”) must vote via the internet or telephone, return a proxy card by mail or attend the Annual Meeting in person virtually in order to vote on the proposals. Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may, unless prohibited by each brokerage firm’s, bank’s or other financial institution’s internal policies, either vote these shares on behalf of the beneficial holders on certain “routine” matters or return a proxy leaving these shares un-voted (a “broker non-vote”). Several large brokerage firms have recently eliminated discretionary voting even for “routine” matters, making it increasingly difficult to obtain the majority voting power of the issued and outstanding shares of Common Stock necessary to pass certain “routine” matters.

Abstentions and broker non-votes (if any) will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote for each of the proposals expected to be acted upon at the Annual Meeting is described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the six nominees obtaining the most votes being elected. Because there is no minimum vote required, votes withheld and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 — Approval of an amendment and restatement of the 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 950,000. This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 4 — Advisory (non-binding) vote to approve executive compensation. This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome. Although this is an advisory (non-binding) vote, the Board will consider the results of this advisory vote when considering future decisions related to such proposal.

Proposal No. 5 — Advisory (non-binding) vote on frequency of say-on-pay vote. This proposal will be approved if one of the voting choices receives the affirmative vote of a majority of the votes cast on the matter. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, the Board will consider the outcome of the vote when determining the frequency of future advisory (non-binding) votes on executive compensation. Moreover, because this is an advisory (non-binding) vote, the Board has the discretion to determine the frequency of future advisory votes on executive compensation, notwithstanding the results of the vote on this proposal.

We encourage you to vote by proxy, whether via telephone, through the internet or mailing an executed proxy card. By voting in advance of the Annual Meeting, this ensures that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our Common Stock may attend the Annual Meeting in person virtually and may revoke the enclosed form of proxy at any time by:

•	executing and delivering to the Corporate Secretary a later-dated proxy;

•	delivering a written revocation to the Corporate Secretary before the meeting; or

•	voting in person virtually at the Annual Meeting.

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Beneficial holders of our Common Stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person virtually should contact their brokerage firm, bank or other financial institution holding shares of our Common Stock on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the Annual Meeting and vote in person virtually. Without a legal proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

Virtually Attending the Annual Meeting

You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by visiting meetnow.global/MVQDAFW. Because the Annual Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically. However, we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. To participate in the Annual Meeting, you will need the control number included on your Notice, proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The Annual Meeting webcast will begin promptly at 9:00 a.m. (Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:50 a.m. (Eastern Time), and you should allow ample time for the check-in procedures.

We expect that the virtual meeting platform will be supported across Microsoft Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

If you are a registered shareholder (i.e. you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on August 28, 2025. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed by: (i) email to legalproxy@computershare.com, with a forward of the email from your broker, or attach an image of your legal proxy; or (ii) mail to Computershare, Phio Pharmaceuticals Corp. Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001.

You may submit questions at the Annual Meeting through any of the following methods:

Prior to the Annual Meeting, by logging on to meetnow.global/MVQDAFW using the control number included on your Notice, proxy card or on the instructions that accompanied your proxy materials or accessing the site via your email. You can then click on the “Messages” icon on the right-hand side of the page. A pop-up window will appear where you may type your question in the text box. Once done, click “Submit” to submit your question, after which a confirmation message will be displayed.

During the Annual Meeting, by accessing the meeting website above using the control number included on your Notice, proxy card or on the instructions that accompanied your proxy materials. You can then submit a live text question by clicking the “Messages” icon on the right-hand side of the page where you may type your question in the text box by typing in the “Ask a Question” box.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Bylaws of the Company (the “Bylaws”) provide that the number of directors shall be fixed solely by resolution adopted from time to time by a majority of the directors then in office. The total Board size is currently fixed at six directors. The current directors (whose terms expire at the Annual Meeting) are Robert J. Bitterman, Patricia A. Bradford, David H. Deming, Robert L. Ferrara, Jonathan E. Freeman, Ph.D. and Curtis A. Lockshin, Ph.D.

As described below, the Board has nominated Mr. Deming for election, and Drs. Freeman and Lockshin, Ms. Bradford and Messrs. Bitterman and Ferrara for reelection, as directors at the Annual Meeting. All nominees other than Mr. Deming were most recently elected by stockholders at the 2024 Annual Meeting, and Mr. Deming was appointed to the Board in February 2025. All nominees have indicated their willingness to serve if elected. Each Director elected at the Annual Meeting will hold office until the 2026 Annual Meeting of Stockholders and until such Director’s successor is elected and qualified, unless such Director resigns or such Director’s seat become vacant due to death, removal or other cause in accordance with the Bylaws. Should any nominee become unavailable for election at the Annual Meeting, the Board may reduce its size.

Nomination of Directors

The Nominating Committee of the Board (the “Nominating Committee”) reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. The Nominating Committee considers many factors when making a determination to nominate a candidate for a director position on the Board, such as integrity and character, prior business experience, including experience relating to the biotechnology industry, financial literacy and the nominee’s willingness to commit substantial time to the Company. After reviewing the qualifications of potential Board candidates, the Nominating Committee presents its recommendations to the Board, which selects the final director nominees. The Chair and three additional Board members initially recommended Mr. Deming as a potential candidate to serve on our Board. Upon the recommendation of the Nominating Committee, the Board nominated Mr. Deming for election to the Board, and Drs. Freeman and Lockshin, Ms. Bradford and Messrs. Bitterman and Ferrara for reelection to the Board. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

The Nominating Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Nominating Committee for consideration for election at a future annual meeting of stockholders must provide the Nominating Committee with notice of the nomination and certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”

Directors Nominated for Election

The Nominating Committee has recommended and the Board has nominated Drs. Freeman and Lockshin, Ms. Bradford and Messrs. Bitterman, Deming and Ferrara to be elected as directors at the Annual Meeting. The following table sets forth the following information for these nominees: each nominee’s name; their respective ages as of the date of filing of this Proxy Statement; the positions currently held with the Company, if any, and the year each was first appointed or elected as a director of the Company. Each nominee’s current term expires at the Annual Meeting.

Nominee / Director Name	Age	Position(s) with the Company	Year First Became a Director

Robert J. Bitterman	74	President, Chief Executive Officer and Chair of the Board of Directors	2012
Patricia A. Bradford	74	Director	2022
David H. Deming	72	Director	2025
Robert L. Ferrara	74	Lead Independent Director	2019
Jonathan E. Freeman, Ph.D.	57	Director	2017
Curtis A. Lockshin, Ph.D.	64	Director	2013

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Robert J. Bitterman has served as a member and the Chair of the Board since 2012 and as our President and Chief Executive Officer since February 2023. Mr. Bitterman served as the Interim Executive Chair of the Company from September 2022 to February 2023 until his appointment as President and Chief Executive Officer. Mr. Bitterman served as the President and Chief Executive Officer of Cutanea Life Sciences, Inc., a private company he founded in 2005 that focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, until its acquisition by Biofrontera, Inc., USA in March 2019. Since leaving Cutanea, Mr. Bitterman was retired until commencing the Interim Executive Chair role with the Company in September 2022. Prior to his role at Cutanea Life Sciences, Inc., Mr. Bitterman also held the position of President and Chief Executive Officer of Isolagen, Inc., President and General Manager of Dermik Laboratories and various positions of increasing responsibility in financial and commercial capacities within Aventis S.A. Mr. Bitterman holds an A.B. degree in Economics from The College of the Holy Cross and a Master of Business Administration degree from Boston University. He also holds a Doctor of Humane Letters (Honoris Causa) from the New York College of Podiatric Medicine. Our Nominating Committee believes that Mr. Bitterman is qualified to serve as a member of the Board due to his executive leadership experience and his experience in the pharmaceutical industry.

Patricia A. Bradford has served as a member of the Board since 2022. Ms. Bradford served as Senior Vice President Global Human Resources at Unisys Corporation, a global information technology solutions company, where her total service at Unisys spanned from 1982 until her retirement in 2013. In her role at Unisys, Ms. Bradford strategically led all global human resource programs and initiatives, including talent management, at multiple levels of the organization. Ms. Bradford’s roles at Unisys progressively included all areas of human resources, including an overseas assignment at the Unisys European headquarters where she provided human resources leadership to the region. Prior to Unisys, Ms. Bradford was employed by Deloitte, an audit, consulting, tax, and advisory services firm, from 1978 to 1982. Since 2014, Ms. Bradford has maintained a consulting practice focused on individual coaching for senior executives and high potential employees recommended by management. Ms. Bradford received a B.S. degree with an emphasis on accounting and statistics from Walsh College and is a Certified Public Accountant. Our Nominating Committee believes that Ms. Bradford is qualified to serve as a member of the Board due to her executive leadership experience, global business perspective, and human capital management and financial backgrounds.

David H. Deming has served as a member of the Board since February 2025. Mr. Deming currently serves as the President and CEO of Barramundi Capital LLC (formerly Parker Street Securities), a broker-dealer for private placements of private securities, a position he has held since April 2023. Mr. Deming has also been a Senior Advisor at ID Fund Advisors LLC, a registered investment adviser, since June 2018. From April 2013 to February 2018, Mr. Deming served as Managing Partner of TAG Healthcare Advisors, where he advised healthcare companies on business and financial strategies. Mr. Deming currently serves on the board of directors of Better For You Wellness, Inc. (OTC: BFYW), where he is a member of the audit committee. Mr. Deming began his career at J.P. Morgan in 1976 and was a Managing Director in charge of the Global Healthcare Investment Banking Group from 1991 to 2003. Mr. Deming received a B.A. in Economics from Hobart College. Our Nominating Committee believes that Mr. Deming is qualified to serve as a member of the Board due to his financial background and significant industry experience.

Robert L. Ferrara has served as a member of the Board since 2019 and currently serves as our Lead Independent Director. He most recently served as the Chief Financial Officer of Cutanea Life Sciences, Inc., a private company focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, from January 2012 to his retirement in June 2019. Prior to Cutanea, Mr. Ferrara served as the Chief Financial Officer of Storeroom Solutions Inc., a venture capital financed, technology enhanced, integrated supply chain solutions company, from 2004 to 2011, and NER Data Products, Inc., an IT service management company, from 2000 to 2003, as well as holding other senior level financial positions in national and international public companies in the greater Philadelphia area. Mr. Ferrara received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant. Our Nominating Committee believes that Mr. Ferrara is qualified to serve as a member of the Board due to his financial expertise and his extensive experience in both publicly traded and venture capital backed companies in a variety of industries, including the life sciences.

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Jonathan E. Freeman, Ph.D. has served as a member of the Board since 2017. Dr. Freeman currently serves as the Chief Operating Officer of Anthos Therapeutics Inc., a clinical-stage biopharmaceutical company developing therapies for cardiovascular patients, a position he has held since July 2021. Anthos Therapeutics Inc. was launched by Novartis and Blackstone Life Sciences, a private investment firm, where Dr. Freeman has also served as a Senior Advisor since July 2018. From 2017 to June 2018, Dr. Freeman held the position of Chief Business Officer of Vedanta Biosciences, a clinical-stage company developing therapies for immune-mediated diseases. Prior to his role with Vedanta Biosciences, Dr. Freeman was the Senior Vice President of Strategy and Portfolio Management and Head of Business Development and Licensing at Merck KGaA, a leading science and technology company, from 2008 to 2016. Dr. Freeman received a Ph.D. in Molecular Pharmacology and Drug Metabolism from the Imperial Cancer Research Fund (now CRUK), an M.A. and First Class Honours in Biochemistry from Cambridge University and a MBA with a finance major from Webster University, St. Louis. Our Nominating Committee believes that Dr. Freeman is qualified to serve as a member of the Board due to his executive leadership experience and his background in immunology.

Curtis A. Lockshin, Ph.D. has served as a member of the Board since 2013. From 2017 until May 2024, Dr. Lockshin served as the Chief Scientific Officer of Xenetic Biosciences, Inc., a biopharmaceutical company focused on the development of novel oncology therapeutics. Previously, he was Chief Technical Officer of VBI Vaccines, Inc., as well as the former Chief Executive Officer of SciVac Therapeutics, Inc. until its acquisition by VBI in July 2016. Prior to this, Dr. Lockshin was the Vice President of Corporate R&D Initiatives for OPKO Health, Inc., with operational responsibilities inside several of OPKO’s R&D units. He began his career as a scientist with Sepracor Inc. (now Sunovion Pharmaceuticals Inc.) and eventually became the research director responsible for the strategy and operations of Sepracor’s new leads initiative. Dr. Lockshin holds an S.B. degree in Life Sciences and a Ph.D. in Biological Chemistry from the Massachusetts Institute of Technology. Our Nominating Committee believes that Dr. Lockshin is qualified to serve as a member of the Board due to his executive leadership experience and his background in immuno-oncology.

Vote Required

The six nominees who receive the greatest number of affirmative votes of the shares cast will be elected as directors. Any shares that are not voted, whether by votes withheld, broker non-votes (if any) or otherwise, will not affect the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of the nominees named in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE “FOR”

EACH OF THE NOMINEES IDENTIFIED ABOVE.

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CORPORATE GOVERNANCE

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct (the “Code of Conduct”) that applies to all employees, officers and directors. Our Code of Conduct, as well as other corporate governance materials, is located on our website at www.phiopharma.com. Waivers of our Code and Conduct may only be granted by the Board. We intend to disclose on our website any amendments to, or waivers from, the Code of Conduct that are required to be disclosed pursuant to the disclosure requirements of Item 5.05 of Form 8-K within four business days following the date of such amendment or waiver.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and designated contractors, as well as by Phio Pharmaceuticals Corp. itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of the Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under the applicable Securities and Exchange Commission (the “SEC”) rules and Nasdaq listing standards. The Board also considers each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors are independent, other than our President and Chief Executive Officer and Chair of the Board, Mr. Bitterman.

In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation, Governance and Nominating Committees of the Board be independent and that members of our Audit Committee of the Board (the “Audit Committee”) also satisfy independence criteria set forth in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that all members of the Audit Committee, Compensation Committee, Governance Committee, and Nominating Committee are independent under the applicable Nasdaq listing standards and the Exchange Act.

Board Leadership Structure

The Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chair of the Board and Chief Executive Officer, as from time to time it may be in our best interests to either combine or separate the roles, and as such does not have a strict policy regarding the separation of the offices of Chair of the Board and Chief Executive Officer. In September 2022, the Board appointed our Chair of the Board, Mr. Bitterman, to the position of Interim Executive Chair of the Board and, in February 2023, appointed Mr. Bitterman to the position of President and Chief Executive Officer. All other Board members are independent. Upon Mr. Bitterman’s appointment to the position of Interim Executive Chair of the Board, the Board concurrently appointed Mr. Ferrara as Lead Independent Director. The Board has determined that selecting our Chief Executive Officer to serve as Chair of the Board is the most effective leadership model for the Company at this time. Having one individual serve in both roles provides for clear leadership, accountability, and alignment on corporate strategy. Given the importance of the Company’s clinical programs to its strategy, the Board believes that Mr. Bitterman is best positioned with in-depth knowledge to provide the Board with the information and leadership needed for strategic planning for the Company. The Board believes that appointing a Lead Independent Director strengthens Board governance, as our Lead Independent Director serves as the principal liaison between the Chair and the independent directors. Our Lead Independent Director also presides at all meetings of the Board at which the Chair is not in attendance, including the executive sessions of independent directors.

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At executive sessions of our independent directors, these directors speak candidly on any matter of interest. The independent directors meet separately in executive session on at least an annual basis to discuss matters relating to the Company and the Board, without members of the management team present. We believe this structure provides consistent and effective oversight of our management and the Company at this time. The Board met in executive session two times in 2024.

Role in Risk Oversight

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk.

Related Party Transactions

In addition to the Code of Conduct, which serves as the primary guide to avoiding circumstances that may create a conflict, or the appearance of a conflict, between the personal interests of related persons and the interests of the Company, the Board has adopted a written policy with respect to the review, approval or disapproval and/or ratification of related party transactions. Under the policy, the Audit Committee is responsible for reviewing and approving or disapproving related party transactions. During the review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors:

•	whether the terms of the related party transaction (taken together) are fair to the Company and on the same basis that would apply if the transaction did not involve a related person;
•	whether there are business reasons for the Company to enter into the related party transaction;
•	whether the related party transaction would impair the independence of a non-employee director, as applicable (including, if applicable, with respect to the director’s capacity as a committee member); and
•	whether the related party transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, the Company’s best interests and those of its stockholders, as the Audit Committee determines in good faith. In addition, under the Code of Conduct, the Company’s employees, directors and director nominees have an affirmative responsibility to disclose any personal or business activity that may raise conflict of interest concerns.

During the past two years, there has not been, nor is there currently proposed, any transaction or series of related transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent of the average of Company’s total assets at year-end for the last two completed fiscal years, and in which the other parties included or will include any of our directors, executive officers, holders of 5% or more of our voting securities, or any member of the immediate family of any of the foregoing persons, other than compensation arrangements with directors and executive officers, which are described where required in “Executive Compensation” and “Director Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors. These agreements provide that, subject to limited exceptions and among other things, we will indemnify each of our executive officers and directors to the fullest extent permitted by law and advance expenses to each indemnitee in connection with any proceeding in which a right to indemnification and advancement of expenses is available.

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Prohibition Against Pledging or Hedging

Consistent with our Insider Trading Policy, we prohibit our employees, officers and directors from pledging our Common Stock or other securities and engaging in hedging transactions with respect to our securities. Our policies specifically prohibit our executive officers and non-employee directors from holding our securities in any margin account for investment purposes or otherwise using our securities as collateral for a loan. Our policy also prohibits transactions in publicly traded options of our securities, such as puts, calls, and other derivative securities, and engaging in short sales of our stock and other similar transactions that could be used to hedge or offset any decrease in the value of our securities.

Incentive Compensation Recovery Policy

The Board has adopted an Incentive Compensation Recovery Policy as required by Rule 10D-1 under the Exchange Act and the corresponding Nasdaq listing standards. Under the Incentive Compensation Recovery Policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our current and former executive officers. In the event of such an accounting restatement, we will be required to recover the amount of incentive compensation received by a covered executive that exceeds the amount that otherwise would have been received if that incentive compensation had been determined based on the restated amounts, without regard to any taxes paid. A copy of the Incentive Compensation Recovery Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Stockholder Communications with Directors

Any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Chair of the Board, or any individual director by name, at Phio Pharmaceuticals Corp., 411 Swedeland Road, Suite 23-1080, King of Prussia, PA 19406. Upon receipt of any such communications, the correspondence will be reviewed and directed to the appropriate person, including individual directors.

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BOARD MEETINGS AND COMMITTEES

During fiscal year 2024, the Board met seven times. All directors other than Jonathan Freeman, Ph.D. attended at least 75% of the aggregate meetings of the Board and of the committees of which such director was a member during our last fiscal year. The Board has four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee, and a Nominating Committee. All members of the Audit, Compensation, Governance, and Nominating Committees are non-employee directors who are deemed independent.

The Company does not have a formal policy regarding attendance of directors at our annual meeting of stockholders. Three of our directors were present, via teleconference, at our 2024 Annual Meeting of Stockholders.

Board Committees

Audit Committee. As of the Record Date, the Audit Committee was comprised of Mr. Ferrara (Chair), Ms. Bradford and Dr. Freeman. The Audit Committee selects and appoints the Company’s independent registered public accounting firm, reviews and oversees the process for monitoring auditor independence, discusses and reviews independent registered public accounting firm reports and management letters, and oversees and evaluates the performance of the independent registered public accounting firm. The Audit Committee also pre-approves audit, review and non-audit services provided by our independent registered public accounting firm. The Audit Committee oversees and reviews the integrity of the Company’s accounting and financial reporting policies, internal control systems and the Company’s interim and annual financial statements. In addition, the Audit Committee reviews our compliance with legal and regulatory requirements, reviews related party transactions, investigates any matters pertaining to integrity of management, reviews financial reporting and accounting standards, reviews the adequacy of our internal controls, meets with officers as necessary, and performs other duties as specified in the Audit Committee Charter. All members of the Audit Committee satisfy the current independence and experience requirements of Rule 10A-3 of the Exchange Act and the current Nasdaq independence standards, and the Board has determined that Mr. Ferrara is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. The Audit Committee met four times in fiscal year 2024.

Compensation Committee. As of the Record Date, the Compensation Committee of the Board (the “Compensation Committee”) was comprised of Ms. Bradford (Chair), Mr. Ferrara and Dr. Lockshin. The Compensation Committee determines compensation levels for the Company’s executive officers and directors, oversees administration of the Company’s equity compensation plans and performs other duties regarding compensation for employees and consultants as the Board may delegate from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. All members of the Compensation Committee satisfy the current Nasdaq independence standards, and each member of the Committee qualifies as an “outside director” under Rule 16b-3 of the Exchange Act, respectively. The Compensation Committee met five times in fiscal year 2024.

Nominating Committee. As of the Record Date, the Nominating Committee is comprised of Ms. Bradford (Chair), Mr. Deming and Dr. Lockshin. The Nominating Committee reviews potential director nominees and recommends nominees to the Board. All members of the Nominating Committee satisfy the current Nasdaq independence standards. The Nominating Committee met once in fiscal year 2024.

Governance Committee. As of the Record Date, the Governance Committee is comprised of Drs. Lockshin (Chair) and Freeman. The Governance Committee, among other things, oversees the Company’s corporate governance principles and develops and implements policies and processes regarding corporate governance matters. All members of the Governance Committee satisfy the current Nasdaq independence standards. The Governance Committee met once in fiscal year 2024.

A copy of the Company’s Audit, Compensation, Governance, and Nominating Committee charters are available on the Company’s website at www.phiopharma.com.

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DIRECTOR COMPENSATION

We compensate our non-employee directors for their service as a member of our Board. Each non-employee director is entitled to receive an annual cash retainer. In addition, the non-employee director chairs (and members, beginning April 1, 2025) of each of our committees are entitled to receive an additional annual cash retainer, and the Lead Independent Director, if any, is entitled to receive an additional annual cash retainer. Each non-employee director is also entitled to receive an annual grant of RSUs as determined by the Board, which vest in full on the one-year anniversary of the respective date of grant.

The annual retainer amounts set forth below were in effect for fiscal year 2024 and fiscal year 2025 until April 1, 2025.

•	Board Service Retainer (for all non-employee directors): $35,000
•	Audit Committee Chair Retainer: $15,000
•	Compensation Committee, Governance Committee and Nominating Committee Chair Retainer: $7,500 (per Chair)
•	Lead Independent Director (if any) Retainer: $12,000

The Compensation Committee and the Board reassess the appropriate levels of cash and equity compensation for non-employee directors on an annual basis. In 2025, the Compensation Committee and the Board reassessed the non-employee director compensation, and the annual retainer amounts set forth below were in effect starting April 1, 2025:

•	Board Service Retainer (for all non-employee directors): $45,000
•	Audit Committee Chair Retainer: $17,500
•	Compensation Committee Chair Retainer: $11,250
•	Governance Committee and Nominating Committee Chair Retainer: $5,000 (per Chair)
•	Committee Members (non-Chairs): $2,500 per Committee
•	Lead Independent Director (if any) Retainer: $13,500

Non-employee directors are also reimbursed for their travel and reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings and in attending continuing education seminars, to the extent that attendance is required by the Board or the committee(s) on which that director serves.

Non-Employee Director Compensation Table

The following table shows the compensation to the Company’s non-employee directors in fiscal year 2024. We compensate our non-employee directors for their service as a member of our Board. Compensation paid to Robert J. Bitterman, the Company's President, Chief Executive Officer and Chair of the Board, is set forth below in the Summary Compensation Table due to Mr. Bitterman’s status as an NEO of the Company. As noted above, Mr. Deming did not join the Board until February 2025; accordingly, he is not included in the table below as this table relates to fiscal year 2024.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Patricia A. Bradford	50,000	22,320	72,320
Robert L. Ferrara	62,500	27,900	90,400
Jonathan E. Freeman, Ph.D.	35,000	2,790	37,790
Curtis A. Lockshin, Ph.D.	42,500	5,580	48,080

(1)	The amounts shown, consistently entirely of RSUs, reflect the grant date fair value of RSUs computed in accordance with the FASB ASC Topic 718, “Compensation — Stock Compensation”.

As of December 31, 2024, the aggregate number of shares underlying RSUs by our non-employee directors was as follows: Patricia A. Bradford - 8,000 RSUs, Robert L. Ferrara - 10,000 RSUs, Jonathan E. Freeman, Ph.D. - 1,000 RSUs, and Curtis A. Lockshin, Ph.D. - 2,000 RSUs. Mr. Bitterman’s outstanding equity awards are also included in the Outstanding Equity Awards at Fiscal Year-End table below due to his status as an NEO during the fiscal year ended December 31, 2024.

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EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

Our “named executive officers” or “NEOs” with respect to the fiscal year that ended on December 31, 2024 are Robert J. Bitterman, who serves as our President and Chief Executive Officer, and Robert M. Infarinato, who served as our Vice President and Chief Financial Officer until his transition to the role of VP, Strategic Development in June 2025.

Summary Compensation Table

The following table provides information regarding the compensation earned by our NEOs:

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)(2)	Total ($)
Robert J. Bitterman (3)	2024	342,615	43,245	–	1,159	387,019
President and Chief Executive Officer	2023	380,000	57,640	–	252	437,892

Robert M. Infarinato (4)	2024	75,462	29,330	–	414	105,206
Vice President and Chief Financial Officer

(1)	The amounts shown, consisting of entirely restricted stock units (“RSUs”), reflect the grant date fair value of RSUs computed in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation” for the indicated year.
(2)	Represents amounts for the dollar value of life insurance premiums paid.
(3)	Mr. Bitterman has served as a member of the Company’s Board of Directors since 2012 and served as the Company’s Interim Executive Chair from September 2022 to February 2023 and was appointed as our President and Chief Executive Officer in February 2023. Upon his appointment to Interim Executive Chair, Mr. Bitterman ceased receiving compensation in connection with his position as a director of the Company, including as Chair of the Board.
(4)	Mr. Infarinato was appointed Vice President and Chief Financial Officer effective August 1, 2024. Effective June 6, 2025, Mr. Infarinato was appointed as VP, Strategic Development of the Company and no longer serves as an executive officer of the Company.

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 Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding outstanding equity awards as of December 31, 2024 for our NEOs:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Robert J. Bitterman (2)	6/1/2015	1	–	225,720.00	6/1/2025	–	–	–	–
	2/10/2016	1	–	169,884.00	2/10/2026	–	–	–	–
	2/1/2017	1	–	37,362.60	2/1/2027	–	–	–	–
	9/11/2024	–	–	–	–	15,500	43,245	–	–

Robert M. Infarinato(3)	8/13/2024	–	–	–	–	8,000	20,960	–	–
	9/11/2024	–	–	–	–	3,000	8,370	–	–

(1)	Value is based on the closing price of $1.80 of Common Stock on December 31, 2024.
(2)	The equity awards granted to Mr. Bitterman on June 2, 2014, June 1, 2015, February 10, 2016, and February 1, 2017 vested in one installment on the first anniversary of the grant date. The equity award granted to Mr. Bitterman on September 11, 2024 will vest in full on the first anniversary of the grant date.
(3)	The equity awards granted to Mr. Infarinato on August 13, 2024 and September 11, 2024 will each vest on the first anniversary of the respective grant date.

Base Salary

When reviewing and approving our executive compensation arrangements, including the base salaries paid to our executive officers, the Compensation Committee considers a number of factors, including, but not limited to: the performance of the executive officer to the Company’s overall performance, the performance of the executive officer against the Company’s corporate objectives, the executive officer’s skills, experience and qualifications in such executive officer’s role, review of compensation surveys of base salaries paid by comparable organizations and market compensation data. These factors provide the framework for decisions regarding the base salary compensation for each executive officer. No single factor is determinative in setting base salary levels, nor was the impact of any factor on the determination of pay levels quantifiable.

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Incentive Compensation

Annual Incentive Bonus

Annual bonuses are based on the achievement of corporate goals typically comprised of a mix of clinical development, discovery, financial, business development, and investor relations related performance objectives. The corporate goals are approved by the Board on an annual basis at the start of each year. Annual bonuses for all employees, including executive officers, take into account the achievement of specified business objectives and individual performance objectives, with the exception of the Company's President and Chief Executive Officer, whose annual bonus is determined solely by the achievement of business objectives. The Compensation Committee reviews our achievements against these corporate goals and their assessment of the goals and recommendations regarding funding is presented to our full Board for approval. The Compensation Committee maintains full discretion in determining overall performance under the annual bonus and may adjust bonus payouts based on factors it deems relevant. Neither of our NEOs received any annual incentive bonus payments in 2024 or 2023.

Equity Incentive

We maintain our 2020 Long Term Incentive Plan (the “2020 Plan”) pursuant to which we currently grant RSU awards to eligible participants. Grants of RSUs under this plan to our NEOs are disclosed in the Summary Compensation and Outstanding Equity Awards at Fiscal Year-End tables above. On September 11, 2024, our Board approved the modification of all unvested RSUs to reduce the vesting term for employees from 3 years after the grant date to 1 year after the grant date.

The Compensation Committee last granted a stock option in October 2023. We have no program, practice or plan to grant stock options in coordination with the release of material nonpublic information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of stock options or other compensation, and we have no plan to do so. These considerations are not applicable to RSUs or other types of equity awards that do not include an exercise price related to the market price of our stock on the date of grant.

Employment and Change of Control Agreements

The following provides descriptions of the employment agreements that are currently in effect for our NEOs. As previously noted, Mr. Infarinato ceased serving as an executive officer and our Chief Financial Officer upon his role transition to VP, Strategic Development of the Company in June 2025.

Robert J. Bitterman

Mr. Bitterman was appointed President and Chief Executive Officer and entered into an employment agreement, dated February 20, 2023, pursuant to which he is entitled to an initial annual base salary of $440,000 and is eligible to receive an annual bonus of up to 40% of his annual base salary, based on the achievement of certain performance goals established annually by the Board. In connection with his appointment, the Company granted Mr. Bitterman RSUs settleable for 11,000 shares of Common Stock under the Company’s 2020 Plan. The RSUs vested in full on the first anniversary of the date of grant. Effective as of October 16, 2023, Mr. Bitterman voluntarily reduced his base salary by $100,000. In April 2025, Mr. Bitterman’s salary was restored to its original amount.

If Mr. Bitterman’s employment is terminated by the Company due to death or disability, the Company shall pay to Mr. Bitterman or to his estate, as applicable, any earned, but unpaid, base salary and any amounts owed to Mr. Bitterman for reimbursement of expenses properly incurred which are reimbursable, in each case as earned or incurred, as applicable through the date of termination (the “Accrued Benefits”), as well as pay any accrued but unpaid bonus then due to Mr. Bitterman and all equity awards that have been granted will immediately vest on a pro-rata basis. If Mr. Bitterman’s employment is terminated by the Board for cause or by Mr. Bitterman without good reason, the Company shall pay to Mr. Bitterman the Accrued Benefits through the date of termination. If Mr. Bitterman’s employment is terminated by Mr. Bitterman for good reason or by the Company other than as a result of death or disability and other than for cause, then the Company shall pay to Mr. Bitterman the Accrued Benefits through the date of termination, continue to pay Mr. Bitterman his base salary for three months from the date of separation, pay any accrued but unpaid bonus and if, and only if, such termination occurs within one year of a change in control all equity awards that have been granted but are not exercisable at the time of such termination shall immediately become exercisable in full.

Mr. Bitterman is eligible to participate in the Company’s 2020 Plan and other benefits available to the Company’s executive officers.

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Robert M. Infarinato

Mr. Infarinato was appointed Vice President and Chief Financial Officer and entered into an offer letter and employment agreement, effective August 1, 2024, pursuant to which he is entitled to an initial annual base salary of $180,000 and is eligible to receive an annual bonus of up to 30% of his annual base salary, based on the achievement of certain performance goals established annually by the Board. In connection with his appointment, the Company granted Mr. Infarinato RSUs settleable for an aggregate of 11,000 shares of Common Stock under the 2020 Plan. The RSUs are scheduled to vest in full on the first anniversary of the grant date, subject to Mr. Infarinato’s continuous service with us through such date.

Mr. Infarinato’s employment is at-will, which means that we or Mr. Infarinato may terminate his employment with us at any time, with or without notice or cause.

Mr. Infarinato is eligible to participate in the Company’s 2020 Plan and other benefits available to the Company’s executive officers.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the SEC-defined Compensation Actually Paid (“CAP”) to our NEOs and certain of our financial performance metrics during the fiscal years listed below. The SEC-defined CAP data set forth in the table below does not necessarily reflect amounts actually paid, earned or received by our NEOs, and the metrics are not those that the Compensation Committee uses when setting executive compensation.

The following table sets forth additional compensation information of our principal executive officer (“PEO”) along with total shareholder return and net income for our 2024, 2023 and 2022 fiscal years. The Company appointed Robert M. Infarinato as Chief Financial Officer in August of 2024, and Mr. Infarinato is considered a non-PEO NEO for fiscal year 2024. The Company did not have any non-PEO NEOs for 2023 and 2022 fiscal years.

Year	Summary Compensation Table Total for PEO (1)	CAP to PEO (2)	Summary Compensation Table Total for Non-PEO NEO	CAP to Non-PEO NEO (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) (Thousands)
2024	$387,019	$384,546	$105,206	$106,566	$23.25	$(7,150)
2023	$437,892	$379,393	–	–	$6.33	$(10,826)
2022	$109,380	$94,715	–	–	$13.83	$(11,480)

(1)	Mr. Bitterman has served as a member of the Company’s Board since 2012, served as the Company’s Interim Executive Chair from September 2022 to February 2023 and was appointed as our President and Chief Executive Officer in February 2023.

(2)	CAP reflects the following exclusions and inclusions for the PEO in the table above:

Year	Summary Compensation Table Total	Minus: Grant Date Fair Value of Stock Awards and Option Awards from Summary Compensation Table	Plus: Year-end Fair Value of Unvested Equity Awards Granted During Year	Plus: Year-Over-Year Difference of Year-End Fair Value of Unvested Awards Granted in Prior Years	Plus: Fair Value at Vest Date for Awards Granted and Vested During Year	Plus: Year-Over-Year Difference of Year-End Fair Value of Prior Years’ Awards Vested During Year	Minus: Fair Value at Prior Year-end for Prior Years’ Awards that Fail to Meet Vesting Conditions During Year	Compensation Actually Paid
2024	$387,019	$(43,245)	$43,245	–	–	$(2,473)	–	$384,546
2023	$437,892	$(57,640)	$8,360	–	–	$(9,219)	–	$379,393
2022	$109,380	$(31,464)	$18,590	–	–	$(1,791)	–	$94,715

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(3)	CAP reflects the following exclusions and inclusions for the Non-PEO NEO in the table above:

Year	Summary Compensation Table Total	Minus: Grant Date Fair Value of Stock Awards and Option Awards from Summary Compensation Table	Plus: Year-end Fair Value of Unvested Equity Awards Granted During Year	Plus: Year-Over-Year Difference of Year-End Fair Value of Unvested Awards Granted in Prior Years	Plus: Fair Value at Vest Date for Awards Granted and Vested During Year	Plus: Year-Over-Year Difference of Year-End Fair Value of Prior Years’ Awards Vested During Year	Minus: Fair Value at Prior Year-end for Prior Years’ Awards that Fail to Meet Vesting Conditions During Year	Compensation Actually Paid
2024	$105,206	$(29,330)	$30,690	$0	$0	$0	$0	$106,566
2023	–	–	–	–	–	–	–	–
2022	–	–	–	–	–	–	–	–

(4)	Total shareholder return as calculated based on a fixed investment of $100 measured from the market close on December 31, 2022 through and including the end of the fiscal year for each year reported in the table.

Relationship Between Pay and Performance

The following charts shown below illustrate the relationship of compensation actually paid to our PEO and, for 2024, to our Non-PEO NEO, as set forth in the table above, as compared to: our (1) total shareholder return and (2) net income (loss).

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Grant Thornton, LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that we submit the selection of Grant Thornton, LLP for ratification by our stockholders at the Annual Meeting. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate stockholder questions.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Grant Thornton. Even if the selection is ratified, our Audit Committee may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

With respect to the fiscal years ended December 31, 2024 and 2023, BDO USA, P.C. (“BDO”) served as our independent registered public accounting firm. A representative of BDO is not expected to be present at the Annual Meeting.

Change of Independent Registered Public Accounting Firm

As described in our Current Report on Form 8-K filed with the SEC on April 22, 2025, as a result of the Audit Committee’s competitive process to determine the Company’s independent registered public accounting firm, the Audit Committee approved the dismissal of BDO as the Company’s independent registered public accounting firm, effective immediately on April 17, 2025. Also on April 17, 2025, the Audit Committee approved the engagement of Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately. The Board ratified the Audit Committee’s dismissal of BDO and the Audit Committee’s engagement of Grant Thornton.

The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for the fiscal years ended December 31, 2024 and 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 17, 2025, there were no (i) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the financial statements of the Company for such periods, or (ii) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

We requested that BDO furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated April 21, 2025 was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 22, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through April 17, 2025, neither the Company nor anyone on the Company’s behalf consulted Grant Thornton regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and permissible non-audit services provided by our independent registered public accounting firm must be approved in advance by our Audit Committee to ensure that such services do not impair the independent registered public accounting firm’s independence from us. Accordingly, the Audit Committee reviews and pre-approves all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the independent registered public accounting firm’s independence. Additional information concerning the Audit Committee and its activities can be found in the “Board Committees” section of this Proxy Statement.

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Fees for Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by BDO for professional services rendered for the fiscal years ended December 31, 2024 and 2023. All fees incurred in fiscal years 2024and 2023 for services rendered by BDO were approved in accordance with the pre-approval policies and procedures described above.

	2024	2023
Audit Fees	$440,150	$443,162
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total All Fees:	$440,150	$443,162

Audit Fees consist of fees for the audit of the Company’s consolidated financial statements included in our annual reports on Form 10-K, the review of the Company’s consolidated financial statements included in our quarterly reports on Form 10-Q and other statutory and regulatory filings, including auditor consents.

Audit-Related Fees consist of fees billed for assurance and related services that are also performed by our independent registered public accounting firm.

Tax Fees consist of services rendered for tax compliance, tax advice and tax planning.

All Other Fees consist of the aggregate fees billed for products and services provided by BDO and not otherwise included in Audit Fees, Audit-Related Fees or Tax Fees.

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REPORT OF THE AUDIT COMMITTEE*

The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board in managing relations with the Company’s independent registered public accounting firm and evaluating auditor performance. The Audit Committee functions are not intended to duplicate or to certify the activities of management. The Audit Committee serves as a Board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with accounting principles and generally accepted auditing standards and for issuing a report thereon.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements and disclosures included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Audit Committee also reviewed with the Company’s independent registered public accounting firm their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee discussed with the independent registered public accounting firm their independence from the Company, including the matters required by the applicable rules of the PCAOB.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Robert L. Ferrara

Patricia A. Bradford

Jonathan E. Freeman, Ph.D.

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such report by reference therein.

Recommendation

The Board recommends a vote “FOR” the ratification of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2020 PHIO PHARMACEUTICALS CORP.
LONG TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 950,000

The Board believes that RSUs and other stock-based incentive awards can play an important role in the success of the Company. These incentives are given to employees, officers, directors and other key persons of the Company and provide these individuals with a proprietary interest in the Company. The Board believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders.

Background

The purpose of the 2020 Plan is to advance the interests of the Company by giving stock-based incentives to the employees, officers, directors and other key persons of the Company who are in a position to make a significant contribution to the success of the Company. The 2020 Plan was originally adopted by the Board in August 2020 and by our stockholders in October 2020 as a successor to the 2012 Phio Pharmaceuticals Corp. Long Term Incentive Plan (the “2012 Plan”), which expired on January 23, 2022. Upon adoption of the 2020 Plan by our stockholders, no further awards were made under the 2012 Plan and shares that remained available for grant under the 2012 Plan and shares that were subject to outstanding awards under the 2012 Plan were included in the authorized shares available for grant under the 2020 Plan.

As of the Record Date, there were 71,000 shares of Common Stock subject to outstanding RSUs, 1,126 shares of Common Stock subject to outstanding stock options and 891 shares of Common Stock that remained available for issuance under the 2020 Plan. In order to continue to provide employees, officers, directors and other key persons with stock-based incentives, the Board has authorized an amendment and restatement of the 2020 Plan, subject to stockholder approval.

The amendment and restatement will increase the number of shares of Common Stock reserved for issuance under the 2020 Plan by 950,000 shares to a total of 950,891 shares, which represents approximately 19.8% of the total outstanding shares of our Common Stock as of the Record Date. Based on projected utilization rates, the Board currently intends that the additional 950,000 shares under the 2020 Plan will be sufficient to fund the Company’s equity compensation needs for approximately 1 - 2 years. There are no other proposed changes to the 2020 Plan.

While approving the share increase under the 2020 Plan, the Board considered, among other things, the following:

•	Potential dilution to its current stockholders as measured by burn rate and overhang (as described in “Key Data” below);

•	The recommendations of stockholder advisory firms like Institutional Shareholder Services and Glass Lewis;

•	Market standards and peer group companies;

•	100% employee participation in the 2020 Plan; and

•	The continued importance of motivating, recruiting and retaining key employees.

Key Data

When approving the share increase under the 2020 Plan, the Board considered the burn rate with respect to the equity awards granted by the Company, as well as the Company’s overhang. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average Common Stock outstanding during the year. The Company’s three-year average burn rate as of the Record Date was approximately 4%.

Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total Common Stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plans. The Company’s overhang as of the Record Date was 5%. If the share increase under the 2020 Plan is approved, the Company’s overhang would increase to 15%.

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The following table sets forth information regarding outstanding equity awards and shares available for future equity awards under the 2020 Plan as of the Record Date (without giving effect to approval of the share increase under the 2020 Plan):

Total shares underlying outstanding stock options	1,126
Weighted average exercise price of outstanding stock options	$1,206.29
Weighted average remaining contractual life of outstanding stock options (in years)	8.24
Total shares underlying outstanding unvested RSUs	71,000
Total shares remaining available for issuance	891
Total shares of Common Stock outstanding	4,798,154

Promotion of Good Corporate Governance Practices

The 2020 Plan provides for the following governance features:

•	Awards subject to exercise, including stock options and stock appreciation rights, may not have a term in excess of ten years and may not be granted at a discount to the fair market value of our Common Stock on the grant date;
•	Award may not be repriced without stockholder approval;
•	Awards under the 2020 Plan, including any shares subject to an award, may be subject to any recovery, recoupment, claw back and/or other forfeiture policy maintained by the Company now or in the future;
•	Awards will be subject to a minimum vesting period of one year after the grant date with respect to 95% of the shares reserved for issuance under the 2020 Plan. This minimum vesting requirement will not apply to the other 5% of the share pool. Exceptions to this minimum vesting provision will apply in the case of awards that accelerate and vest on a change of control, death or disability or awards made to non-employee directors that vest at the next annual shareholder meeting, provided that annual meetings are at least 50 weeks apart. Such awards will not count against the 5% share pool reserve or be subject to the minimum vesting requirement;
•	The 2020 Plan includes a $500,000 cap on the aggregate dollar value of equity-based (based on grant date fair value) and cash compensation granted under the plan or otherwise during any calendar year to any non-employee director, which limit is increased by 200% in the calendar year in which the non-employee director first joins the Board or is designated as Chair of the Board; and
•	Dividend and dividend equivalent rights may not be paid on any unvested restricted stock or RSUs or unearned performance awards.

Summary of the 2020 Plan as Amended

The following summary of the material terms of the 2020 Plan is qualified in its entirety by reference to the complete text of the 2020 Plan, which is set forth in Appendix A to this Proxy Statement, as amended by this Proposal 3. Stockholders are encouraged to read the text of the 2020 Plan in its entirety. All references below to the 2020 Plan are references to the amended and restated version of the 2020 Plan unless the context requires otherwise.

Purpose. The 2020 Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and provide a means by which the eligible recipients may benefit from increases in the value of our Common Stock.

Eligibility. Awards may be granted to our and our subsidiaries’ employees, including officers, non-employee directors and consultants. Only our employees and those of our subsidiaries are eligible to receive incentive stock options. As of the Record Date, 6 employees and 5 non-employee directors would have been eligible to receive awards under the 2020 Plan.

Types of Awards. The 2020 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986 (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards and performance cash awards.

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Authorized Shares. Subject to adjustment for certain dilutive or related events, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to stock awards under the 2020 Plan is 950,891 shares of Common Stock plus (A) any shares of Common Stock that remain available for grant under the 2012 Plan as of the Effective Date (as defined in the 2020 Plan) and (B) any shares of Common Stock subject to outstanding awards under the 2012 Plan as of the Effective Date that on or after the Effective Date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash.

If a stock award or any portion of a stock award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the stock award having been issued, then the shares of Common Stock subject to the stock award (or portion thereof) that expires, is cancelled or forfeited or otherwise terminates shall revert and again be available for issuance under the 2020 Plan. If any shares of Common Stock are repurchased by the Company using proceeds from the exercise or purchase price of a stock award, or retained because the stock award (or a portion thereof) is settled in cash (i.e., the participant receives cash rather than stock), then the shares that are repurchased or retained shall not revert and will not become available for issuance under the 2020 Plan. Any shares retained and not issued by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award will reduce the number of shares of Common Stock that are available for issuance under the 2020 Plan and such shares shall not be available for issuance under the 2020 Plan.

The aggregate maximum number of shares of Common Stock that may be issued upon the exercise of incentive stock options is 950,891. Shares issued under the 2020 Plan may consist of our authorized but unissued or reacquired Common Stock, including shares repurchased by us on the open market or otherwise or shares classified as treasury shares.

The 2020 Plan includes a $500,000 cap on the aggregate dollar value of equity-based (based on grant date fair value) and cash compensation granted under the 2020 Plan or otherwise during any calendar year to any non-employee director, which limit is increased by 200% in the calendar year in which the non-employee director first joins the Board or is designated as Chair of the Board.

Plan Administration. The Board has the authority to administer the 2020 Plan, including the powers to: (i) determine who will be granted awards and what type of award, when and how each award will be granted, the provisions of each award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or shares of Common Stock under the award, the number of shares of Common Stock or cash value subject to an award and the fair market value applicable to an award; (ii) construe and interpret the 2020 Plan and awards granted thereunder and establish, amend and revoke rules and regulations for administration of the 2020 Plan and awards, including the ability to correct any defect, omission or inconsistency in the 2020 Plan or any award document; (iii) settle all controversies regarding the 2020 Plan and awards granted thereunder; (iv) accelerate or extend, in whole or in part, the time during which an award may be exercised or vested or at which cash or shares of Common Stock may be issued; (v) suspend or terminate the 2020 Plan; (vi) amend the 2020 Plan; (vii) submit any amendment to the 2020 Plan for stockholder approval; (viii) approve forms of award documents for use under the 2020 Plan and to amend the terms of any one or more outstanding awards; (ix) generally exercise such powers and perform such acts as the Board may deem necessary or expedient to promote our best interests and that are not in conflict with the provisions of the 2020 Plan or any award documents; and (x) adopt procedures and sub-plans as are necessary or appropriate.

Subject to the provisions of the 2020 Plan, the Board may delegate all or some of the administration of the 2020 Plan to a committee of one or more directors and may delegate to one or more officers the authority to designate employees who are not officers to be recipients of options and stock appreciation rights (and, to the extent permitted by applicable law, other stock awards) and, to the extent permitted by applicable law, to determine the terms of such awards and the number of shares of Common Stock to be subject to such stock awards granted to such employees. Unless otherwise provided by the Board, delegation of authority by the Board to a committee or an officer will not limit the authority of the Board. All determinations, interpretations and constructions made by the Board (or another authorized committee or officer exercising powers delegated by the Board) in good faith will be final, binding and conclusive on all persons.

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Stock Options. A stock option may be granted as an incentive stock option (“ISO”) or a nonqualified stock option (“NQSO”). The option exercise price may not be less than the fair market value of the stock subject to the option on the date the option is granted or, with respect to ISOs, less than 110% of the fair market value if the recipient owns stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of any affiliate (a “Ten Percent Stockholder”) unless the option was granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Options will not be exercisable after the expiration of ten years from the date of grant (or five years, in the case of an ISO issued to a Ten Percent Stockholder). Each award agreement will set forth the number of shares subject to each option. The purchase price of any shares acquired pursuant to an option may be payable in cash, check, bank draft, money order, net exercise or as otherwise determined by the Board and set forth in the award agreement, including through an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under the option and the delivery of previously owned shares. The vesting schedule applicable to any option, including any performance conditions, will be as set forth in the award agreement.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right that entitles the participant to receive, in cash or shares of stock or a combination thereof, as determined by the Board, the value equal to or otherwise based on the excess of (i) the fair market value of a specified number of shares at the time of exercise over (ii) the exercise price of the right, as established by the Board on the date of grant. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the stock at the time of exercise exceeds the exercise price of the SAR. The exercise price of each SAR may not be less than the fair market value of the stock subject to the award on the date the SAR is granted, unless the SAR was granted pursuant to an assumption of or substitution for another option in a manner satisfying the provisions of Section 409A of the Code. SARs will not be exercisable after the expiration of ten years from the date of grant. Each award agreement will set forth the number of shares subject to the SAR. The vesting schedule applicable to any SAR, including any performance conditions, will be as set forth in the award agreement.

Provisions Applicable to Both Options and SARs.

Transferability. The Board may, in its sole discretion, impose limitations on the transferability of options and SARs. Unless the Board provides otherwise, an option or SAR will not be transferable except by will or the laws of descent and distribution and will be exercisable during the lifetime of a participant only by such participant. The Board may permit transfer of an option or SAR in a manner not prohibited by applicable law. Subject to approval by the Board, an option or SAR may be transferred pursuant to the terms of a domestic relations order or similar instrument or pursuant to a beneficiary designation.

Termination of Service. Except as otherwise provided in an applicable award document or other agreement between us or any affiliate and a participant, upon a termination for any reason other than for cause or due to death or disability, a participant may exercise his or her option or SAR (to the extent such award was exercisable as of the date of termination) for a period of three months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s disability, unless otherwise provided in an applicable award or other agreement, the participant may exercise his or her option or SAR (to the extent that such award was exercisable as of the date of termination) for a period of 12 months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s death, unless otherwise provided in an applicable award or other agreement, the participant’s estate may exercise the option or SAR (to the extent such award was exercisable as of the termination date) for a period of 18 months following the date of death or, if earlier, until the expiration of the term of such award. Unless provided otherwise in an applicable award or other agreement, an option or SAR will terminate on the date that a participant is terminated for cause and the participant will not be permitted to exercise such award. If a participant’s service is suspended pending an investigation of the existence of cause, all of the participant’s rights under any options or SARs will also be suspended during the investigation period.

Neither an option nor SAR may be modified to reduce the exercise price thereof nor may a new option, SAR or other award at a lower price be substituted or exchanged for a surrendered option or SAR (other than adjustments or substitutions in accordance with the 2020 Plan relating to certain dilutive or related events), unless such action is approved by the stockholders.

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Awards Other Than Options and SARs.

Restricted Stock and Restricted Stock Units. Restricted Stock are awards of shares of Common Stock, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment) and terms as the Board deems appropriate. RSUs are awards denominated in units under which the issuance of shares of Common Stock (or cash payment in lieu thereof) is subject to such conditions (including continued employment) and terms as the Board deems appropriate. Each award document evidencing a grant of restricted stock or RSUs will set forth the terms and conditions of each award, including vesting and forfeiture provisions, transferability and, if applicable, right to receive dividends or dividend equivalents.

Performance Awards. A performance award is a stock or cash award that is payable (including that may be granted, vested or exercised) contingent upon the attainment during a performance period of certain performance goals. A performance award may, but need not, require the completion of a specified period of service. The length of any performance period, the applicable performance goals and the measurement of whether and to what degree such performance goals have been attained will be as determined by the Compensation Committee, the Board or an authorized officer. The Board, the Compensation Committee or any authorized officer retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period.

Certain Adjustments. In the event of any change in our capitalization, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2020 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding stock awards. The Board will make such adjustments, and its determination will be final, binding and conclusive. Unless provided otherwise in an award or other agreement, in the event of our dissolution or liquidation, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of our Common Stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to our repurchase rights or subject to forfeiture may be repurchased or reacquired by us notwithstanding the fact that the holder of such stock award is providing continuous service; provided, however, that the Board may, in its sole discretion, provide that some or all stock awards will become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent not already expired or terminated) before the dissolution or liquidation is completed but contingent upon its completion.

Change in Control. Unless provided otherwise in an award agreement or other agreement between us or an affiliate and the participant, in the event of a Change in Control (as defined in the 2020 Plan), the Board will take one or more of the following actions with respect to each outstanding award, contingent upon the closing or completion of the Change in Control:

(i)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar stock award for the award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders pursuant to the Change in Control);
(ii)	arrange for the assignment of any reacquisition or repurchase rights held by us in respect of Common Stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)	accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as determined by the Board, with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective;
(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
(v)	cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled award; and
(vi)	cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value in the Change in Control of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

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The Board need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants and may take different actions with respect to the vested and unvested portions of an award. In the absence of any affirmative determination by the Board at the time of a Change in Control, each outstanding award will be assumed or an equivalent award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, referred to as a successor corporation, unless the successor corporation does not agree to assume the award or to substitute an equivalent award, in which case the vesting of such award will accelerate in its entirety (along with, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

Acceleration of Awards upon a Change in Control. An award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement for such award or as may be provided in any other written agreement between us or an affiliate and the participant, but in the absence of such provision, no such acceleration will occur.

Termination and Amendment. The Board or the Compensation Committee may suspend or terminate the 2020 Plan at any time. No incentive stock options may be granted under the 2020 Plan after the tenth anniversary of the date on which the Board adopted the 2020 Plan. No awards may be granted under the 2020 Plan while the 2020 Plan is suspended or after it is terminated.

Certain U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2020 Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors.

Stock Options. ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements. An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is a long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to the exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is a long term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

SARs. An optionee is not taxed on the grant of a SAR. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

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Restricted Stock and Restricted Stock Units. Grantees of restricted stock or RSUs do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Cash Awards. A participant will have taxable income at the time a cash award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Company Deduction and Section 162(m). In general, Section 162(m) of the Code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to its Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers.

Certain Change in Control Payments. Under Sections 280G and 4999 of the Code, the vesting or accelerated exercisability of stock options or the vesting and payments of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards may be subject to an additional 20% federal tax and may be non-deductible to the Company.

Withholding Taxes. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 2020 Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

New Plan Benefits

The benefits that will be awarded or paid in the future under the 2020 Plan are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Therefore, a new plan benefits table is not provided. As of the Record Date, the closing price of a share of the Company’s Common Stock was $2.45.

Interests of Directors and Executive Officers

Our directors and executive officers may be deemed to have an interest in the matter set forth in this proposal, as such directors and executive officers are eligible to receive awards under the 2020 Plan.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the amendment and restatement of the 2020 Plan, including the share increase thereunder.

Vote Required

This proposal must be approved by a majority of the votes cast on the matter. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

The advisory vote to approve executive compensation (“Say-on-Pay”) is a non-binding vote on the compensation of the Company’s “named executive officers” described in the Executive Compensation section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company to hold the advisory vote to approve executive compensation at least once every three years.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly-skilled team of executives; and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes that executive compensation should be directly linked both to continuous improvements in corporate performance (so-called “pay for performance”) and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 4 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our Board has adopted a policy providing for “say-on-pay” advisory votes once every three years. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2028.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 4:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s “named executive officers” as such compensation is described in the Executive Compensation section, including the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in the Company’s definitive Proxy Statement for the 2025 Annual Meeting of Stockholders.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the Company’s executive compensation. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are also required by the Dodd-Frank Act to provide stockholders with a separate advisory (non-binding) vote for the purpose of asking stockholders to express their preference for the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 5:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, holding an advisory vote to approve the compensation of the Company’s named executive officers every three years.

This vote, like the say-on-pay vote itself, is not binding on the Board. The Board believes that it is most appropriate to hold a say-on-pay vote once every three years. Our executive compensation programs are intended to have a focus that is longer than the current year for which compensation is paid. As a result, the Board believes that our executive compensation programs should be evaluated over a period longer than one year because our programs are designed to measure and reward performance over time, and three years is an appropriate period over which to evaluate the effectiveness of those programs.

While we recognize that there are many views on the appropriateness of any interval of frequency, we believe that conducting an annual advisory vote on executive compensation may unnecessarily focus on short-term performance. However, if a majority of votes are cast in favor of an interval other than three years, the Board intends to consider the votes cast and evaluate the frequency with which an advisory vote on executive compensation will be submitted to stockholders in the future. Even if a majority of votes are cast in favor of a three-year frequency, if our executive compensation program is materially changed in any year, the Board intends to present a say-on-pay vote at the next annual meeting even if it would otherwise not be scheduled.

Recommendation

The Board of Directors recommends a vote for “THREE YEARS” as the frequency of future say-on-pay votes. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

The approval of this Proposal No. 5 requires one of the voting choices receives a majority of the votes cast. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future advisory (non-binding) votes on executive compensation. Moreover, because this vote is non-binding, our Board has the discretion to determine the frequency of future advisory votes on executive compensation notwithstanding the results of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “THREE YEARS” FOR PROPOSAL NO. 5.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2024 about the securities authorized for issuance under our equity compensation plans, which consist of our 2020 Plan and our 2013 Employee Stock Purchase Plan. Upon adoption of the 2020 Plan, the Company no longer grants new equity awards under the 2012 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders(1)	72,126	$1,206.29	891
Equity compensation plans not approved by security holders	–	–	–
Total	72,126	$1,206.29	891

___________________

(1)	Includes 1,126 outstanding options and 71,000 unvested RSUs under the 2020 Plan.

EXECUTIVE OFFICERS

Our current executive officers, and their respective ages as of the date of filing of this Proxy Statement, are as follows:

Executive Officer	Age	Position(s) with the Company

Robert J. Bitterman	74	President, Chief Executive Officer and Chair of the Board of Directors
Lisa Carson	59	Vice President, Finance and Administration; Principal Financial Officer; Principal Accounting Officer

Robert J. Bitterman has served as a member and the Chair of the Board since 2012 and as our President and Chief Executive Officer since February 2023. Mr. Bitterman served as the Interim Executive Chair of the Company from September 2022 to February 2023 until his appointment as President and Chief Executive Officer. Mr. Bitterman served as the President and Chief Executive Officer of Cutanea Life Sciences, Inc., a private company he founded in 2005 that focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, until its acquisition by Biofrontera, Inc., USA in March 2019. Since leaving Cutanea, Mr. Bitterman was retired until commencing the Interim Executive Chair role with the Company in September 2022. Prior to his role at Cutanea Life Sciences, Inc., Mr. Bitterman also held the position of President and Chief Executive Officer of Isolagen, Inc., President and General Manager of Dermik Laboratories and various positions of increasing responsibility in financial and commercial capacities within Aventis S.A. Mr. Bitterman holds an A.B. degree in Economics from The College of the Holy Cross and a Master of Business Administration degree from Boston University. He also holds a Doctor of Humane Letters (Honoris Causa) from the New York College of Podiatric Medicine.

Lisa Carson has served as our Vice President, Finance and Administration since May 2025, and as our Principal Financial Officer since June 2025. From March 2020 to November 2024, she was at Prelude Therapeutics Incorporated, most recently as VP, Finance and Controller, where she supported the company’s IPO and expansion. Ms. Carson also held leadership roles at TELA Bio, Inc. and PhaseBio Pharmaceuticals, Inc. Ms. Carson obtained her B.S. in accounting from West Chester University of Pennsylvania.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding Common Stock for (i) each of our directors, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group and (iv) persons known to us to beneficially own more than 5% of our outstanding Common Stock. The following information is presented as of the Record Date or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of Common Stock not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within 60 days of the Record Date, are deemed outstanding for the purpose of computing the percentage ownership of each person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of Common Stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Phio Pharmaceuticals Corp., 411 Swedeland Road, Suite 23-1080, King of Prussia, PA 19406.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (1)	Percent of Class (2)
Greater than 5% Holders
Intracoastal Capital LLC(3)	479,335	9.99%
Orca Capital AG (4)	479,335	9.99%
Directors and Named Executive Officers:
Robert J. Bitterman	27,149	*
Robert M. Infarinato	–	*
Patricia A. Bradford	–	*
Robert Ferrara	15,666	*
Jonathan E. Freeman, Ph.D.	–	*
Curtis A. Lockshin, Ph.D.	–	*
David H. Deming	–	*
All current directors and executive officers as a group (seven persons)	42,815	*

*	Indicates less than 1%.
(1)	Represents shares of Common Stock held as of the Record Date plus shares of Common Stock that may be acquired upon the exercise of options and warrants within 60 days of the Record Date.
(2)	Based on 4,798,154 shares of Common Stock that were issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within 60 days of the Record Date, are treated as outstanding only when determining the ownership and voting power for each person (or all directors and executive officers as a group).

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(3)	Based on information provided by Intracoastal Capital LLC (“Intracoastal”). Each of Intracoastal, Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”) may be deemed to have beneficial ownership of 479,335 shares of Common Stock, including shares of Common Stock issuable upon the exercise of certain warrants held by Intracoastal. Certain of the warrants held by Intracoastal contain a blocker provision under which the holder thereof does not have the right to exercise its warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Company’s Common Stock. Based upon a Schedule 13G/A filed on January 17, 2025, Intracoastal and Messrs. Kopin and Asher would be deemed to have beneficial ownership of 1,045,576 shares of Common Stock in the absence of such blocker provisions. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.
(4)	Based solely on shares of Common Stock held by Orca Capital AG (“Orca Capital”). Orca Capital may be deemed to have beneficial ownership of 479,335 shares of Common Stock. Certain of the warrants held by Orca Capital contain a blocker provision under which the holder thereof does not have the right to exercise its warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the Company’s Common Stock. Based upon a Schedule 13G filed on January 23, 2025, Orca Capital would be deemed to have beneficial ownership of 1,765,524 shares of Common Stock in the absence of such blocker provisions. The principal business office of Orca Capital is Sperlring 2 85276 Hettenshausen Germany.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, as amended, requires our directors, certain officers, and beneficial owners of more than ten percent of our common stock to file reports with the SEC indicating their holdings of and transactions in our equity securities, and to provide copies of such reports to us. To our knowledge, based solely on a review of our records, publicly available information and written representations by the persons required to file such reports, that during the fiscal year ended December 31, 2024, only the following Section 16(a) filing was filed untimely: one Form 4 for Caitlin Kontulis, our former Secretary and Vice President of Finance and Administration (covering two transactions), with only one transaction being reported untimely.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2026 annual meeting proxy materials pursuant to Rule 14a-8 must be received by the Secretary of the Company no later than April 1, 2026, which is 120 calendar days before the anniversary of the date this Proxy Statement for the Annual Meeting is released to stockholders, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the our Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal or nominate a director at the 2026 annual meeting must provide the Secretary of the Company with written notice of the proposal not fewer than 90 nor more than 120 days prior to the anniversary date of the Annual Meeting, provided, however, that if the 2026 annual meeting date is more than 30 days before or after the anniversary date of the Annual Meeting, then stockholders must provide notice on or before 10 days after the day on which the date of the 2026 annual meeting is first disclosed in a public announcement. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions for the 2026 annual meeting must provide the notice required under Rule 14a-19 of the Exchange Act to our Secretary in writing not later than July 13, 2026.

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Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to serve as a director if elected on or before the Proxy Deadline. The Nominating Committee is not required to consider director candidates received after this date or without the required information. The Nominating Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nomination of Directors.” Director candidates who are then approved by the Board will be included in the Company’s proxy statement for that annual meeting.

DELIVERY OF PROXY MATERIALS

Our Annual Report to stockholders for the fiscal year ended December 31, 2024, including audited financial statements and the notes thereto, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2024 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the SEC at www.sec.gov.

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure reduces our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact us at Phio Pharmaceuticals Corp., 411 Swedeland Road, Suite 23-1080, King of Prussia, PA 19406, or via telephone at (508) 929-3640. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact us as indicated above.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting virtually, we urge you to submit your proxy or voting instructions as soon as possible.

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Appendix A

PHIO PHARMACEUTICALS CORP.
2020 LONG TERM INCENTIVE PLAN

1.	GENERAL.

(a) Successor to Prior Plan. This Plan is the successor to the Phio Pharmaceuticals Corp. 2012 Long Term Incentive Plan, as amended (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Effective Date, no additional stock awards will be granted under the Prior Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. This Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; and (vii) Performance Cash Awards.

(d) Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible award recipients may benefit from increases in the value of the Common Stock.

2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer this Plan. The Board may delegate administration of this Plan to a Committee or Committees, as provided in Section 2(d).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of this Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in this Plan or in any Award Document or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make this Plan or Award fully effective.

(iii) To settle all controversies regarding this Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, or to extend, in whole or in part, the time during which an Award may be exercised or vest, or at which cash or shares of Common Stock may be issued.

(v) To suspend or terminate this Plan at any time. Except as otherwise provided in this Plan or an Award Document, suspension or termination of this Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

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(vi) To amend this Plan in any respect the Board deems necessary or advisable, including, without limitation, adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A of the Code and/or making this Plan or Awards granted under this Plan exempt from or compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of this Plan that (A) materially increases the number of shares of Common Stock available for issuance under this Plan, (B) materially expands the class of individuals eligible to receive Awards under this Plan, (C) materially increases the benefits accruing to Participants under this Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under this Plan, (E) materially extends the term of this Plan, or (F) materially expands the types of Awards available for issuance under this Plan. Except as otherwise provided in this Plan (including subsection (viii) below) or an Award Document, no amendment of this Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to this Plan for stockholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 of the Exchange Act or any successor rule, if applicable.

(viii) To approve forms of Award Documents for use under this Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Documents for such Awards, subject to any specified limits in this Plan that are not subject to Board discretion. A Participant’s rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. However, a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of this Plan and/or Award Documents.

(x) To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by persons eligible to receive Awards under this Plan who are not citizens of, subject to taxation by, or employed outside, the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States. Board approval will not be necessary for immaterial modifications to this Plan or any Award Document that are required for compliance with the laws of the relevant jurisdiction.

(c) Minimum Vesting. Notwithstanding any other provision of this Plan, Awards granted under this Plan may not become exercisable, vest or settle, in whole or in part, prior to the one-year anniversary of the date of grant, except that (1) the Board may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or disability or in connection with a Change in Control, and (2) Awards to Non-Employee Directors may vest on the Company’s next annual meeting of stockholders (provided that such annual meetings are at least fifty (50) weeks apart). Notwithstanding the foregoing, up to 5% of the aggregate number of Shares authorized for issuance under this Plan (as described in Section 3(a)(1) hereof) may be issued without regard to the restrictions of the foregoing sentence.

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(d) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of this Plan to a Committee or Committees. If administration of this Plan is delegated to a Committee, the Committee will have, in connection with the administration of this Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in the charter of the Committee to which the delegation is made, or resolutions, not inconsistent with the provisions of this Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to any subcommittee. Unless otherwise provided by the Board, delegation of authority by the Board to a Committee, or to an Officer or employee pursuant to Section 2(e), does not limit the authority of the Board, which may continue to exercise any authority so delegated and may concurrently administer this Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.

(e) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following, to the maximum extent permitted by applicable law: (i) designate Employees who are not Officers to be recipients of Stock Awards and the terms of such Stock Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on a form that is substantially the same as the form of Stock Award Document approved by the Committee or the Board for use in connection with such Stock Awards, unless otherwise provided for in the resolutions approving the delegation authority.

(f) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board (or a duly authorized Committee, subcommittee or Officer exercising powers delegated by the Board under this Section 2) in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THIS PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 950,891 shares of Common Stock plus (A) any shares of Common Stock that remain available for grant under the Prior Plan as of the Effective Date and (B) any shares of Common Stock subject to outstanding awards under the Prior Plan as of the Effective Date (such outstanding awards the “Prior Plan Awards”) that on or after the Effective Date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash (the “Share Reserve”).

(ii) For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under this Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued under the terms of this Plan in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under this Plan.

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(iv) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate Fair Market Value on the date of grant of Shares subject to Awards granted under this Plan, together with any cash compensation paid or payable, during any calendar year to any one Non-Employee Director shall not exceed $500,000; provided, however, that in the calendar year in which a Non-Employee Director first joins the Board or is designated as Chair of the Board, such maximum dollar value may be up to two hundred percent (200%) of the dollar value set forth in the foregoing limit. The limitation described in this Section shall be determined without regard to amounts paid to a Non-Employee Director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a Non-Employee Director for such director’s prior or current service to the Company or any Subsidiary other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the Stock Award having been issued, then the shares of Common Stock subject to the Stock Award (or portion thereof) that expires, is cancelled or forfeited or otherwise terminates shall revert and again be available for issuance under this Plan. If any shares of Common Stock are repurchased by the Company using proceeds from the exercise or purchase price of a Stock Award, or retained because the Stock Award (or a portion thereof) is settled in cash (i.e., the Participant receives cash rather than stock), then the shares that are repurchased or retained shall not revert and will not become available for issuance under this Plan. Any shares retained and not issued by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will reduce the number of shares of Common Stock that are available for issuance under this Plan and such shares shall not be available for issuance under this Plan.

(c) Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued on the exercise of Incentive Stock Options will be 950,891 shares of Common Stock.

(d) Source of Shares. The stock issuable under this Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise or shares classified as treasury shares.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Document will conform to (through incorporation of provisions hereof by reference in the applicable Award Document or otherwise) the substance of each of the following provisions:

(a) Term. Subject to Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Document.

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(b) Exercise Price. Subject to Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The purchase price shall be denominated in U.S. dollars. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the United States Federal Reserve Board or a successor regulation, or a similar rule in a foreign jurisdiction of domicile of a Participant, that, prior to or contemporaneously with the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the proceeds of sale of such stock;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Document.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Award Document evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Document evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board determines. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

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(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-1(b)(2) or other applicable law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. In addition, unless otherwise provided in a Participant’s applicable Award Document, or other agreement between the Participant and the Company, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, and the Company does not waive the potential violation of the policy or otherwise permit the sale, or allow the Participant to surrender shares of Common Stock to the Company in satisfaction of any exercise price and/or any withholding obligations under Section 8(g), then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(j) Death of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in this Plan or the applicable Award Document, or other agreement between the Participant and the Company, for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death, and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Award Document. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Document or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least 6 months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) upon the non-exempt Employee’s retirement (as such term may be defined in the non-exempt Employee’s applicable Award Document, in another agreement between the non-exempt Employee and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt Employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from such employee’s regular rate of pay, the provisions of this paragraph will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Documents.

(m) No Repricing. Neither an Option nor SAR may be modified to reduce the exercise price thereof nor may a new Option, SAR or other Award at a lower price be substituted or exchanged for a surrendered Option or SAR (other than adjustments or substitutions in accordance with Section 9(a) relating to Capitalization Adjustments), unless such action is approved by the stockholders of the Company.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Award Documents need not be identical. Each Restricted Stock Award Document will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Document may be subject to forfeiture to the Company in accordance with a vesting schedule and subject to such conditions as may be determined by the Board.

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(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Document.

(iv) Transferability. Common Stock issued pursuant to an Award, and rights to acquire shares of Common Stock under the Restricted Stock Award Document, will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Document, as the Board determines in its sole discretion, so long as such Common Stock remains subject to the terms of the Restricted Stock Award Document.

(v) Dividends. Any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Documents need not be identical. Each Restricted Stock Unit Award Document will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Document.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Document. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any dividend equivalents and/or additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Document to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Document, or other agreement between the Participant and the Company, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

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(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Document, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is granted and/or becomes payable contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Committee, the Board, or an authorized Officer, as the case may be, retains the discretion to define the manner of calculating the performance criteria it selects to use for a Performance Period.

7.	COVENANTS OF THE COMPANY.

(a) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to, and does not undertake to, provide tax advice or to minimize the tax consequences of an Award to the holder of such Award.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act this Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the latest date that all necessary corporate action has occurred and all material terms of the Award (including, in the case of stock options, the exercise price thereof) are fixed, unless otherwise determined by the Board, regardless of when the documentation evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Document as a result of a clerical error in the papering of the Award Document, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Document.

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(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in this Plan, any Award Document or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or any other capacity or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, including, but not limited to, Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the organizational documents of the Company or an Affiliate (including articles of incorporation and bylaws), and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence), or the Participant’s role or primary responsibilities are changed to a level that, in the Board’s determination does not justify the Participant’s unvested Awards, and such reduction or change occurs after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds USD$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Withholding Obligations. Unless prohibited by the terms of an Award Document, the Company may, in its sole discretion, satisfy any national, state, local or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award (only up to the amount permitted that will not cause an adverse accounting consequence or cost); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Document.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of this Plan and in accordance with applicable law.

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(j) Compliance with Section 409A. Unless otherwise expressly provided for in an Award Document, or other agreement between the Participant and the Company, this Plan and Award Documents will be interpreted to the greatest extent possible in a manner that makes this Plan and the Awards granted hereunder exempt from Section 409A of the Code, to the extent that Section 409A of the Code is applicable to an Award, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Document evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Document is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Document. Notwithstanding anything to the contrary in this Plan (and unless the Award Document specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code and the Participant is otherwise subject to Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(i) Clawback/Recovery. All Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Document as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Document, or other agreement between the Participant and the Company, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of this Plan, the Board will take one or more of the following actions with respect to each outstanding Award, contingent upon the closing or completion of the Change in Control:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the Company pursuant to the Change in Control);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

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(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled Award, taking into account the value of the Common Stock subject to the canceled Award, the possibility that the Award might not otherwise vest in full, and such other factors as the Board deems relevant; and

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value in the Change in Control of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

In the absence of any affirmative determination by the Board at the time of a Change in Control, each outstanding Award will be assumed or an equivalent Award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the Award or to substitute an equivalent Award, in which case the vesting of such Award will accelerate in its entirety (along with, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

(d) Acceleration of Awards upon a Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Document for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	TERMINATION OR SUSPENSION OF THIS PLAN.

The Board or the Compensation Committee may suspend or terminate this Plan at any time. This Plan will have no fixed expiration date; provided, however, that no Incentive Stock Option may be granted more than 10 years after the later of (i) the Adoption Date and (ii) the adoption by the Board of any amendment to this Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

11.	EFFECTIVE DATE OF PLAN; TIMING OF FIRST GRANT OR EXERCISE.

No Stock Award may be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, or Performance Stock Award, may be granted) and no Performance Cash Award may be settled unless and until this Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the Adoption Date. The Plan was approved by the Board on the Adoption Date and shall become effective on the Effective Date, subject to stockholder approval on such date. Subject to earlier termination as provided in Section 10, no new Stock Awards may be granted under this Plan on or after October 8, 2030; provided, however, that Stock Awards outstanding on such date shall remain subject to the terms of the Plan and any applicable Award Document.

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12.	CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.

As used in this Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means August 5, 2020, which is the date of adoption of this Plan by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Document” means a written agreement between the Company and a Participant, or a written notice issued by the Company to a Participant, evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to this Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant’s failure substantially to perform his or her duties and responsibilities to the Company or any Affiliate or violation of a policy of the Company or any Affiliate; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other misconduct that has caused or is reasonably expected to result in injury to the Company or any Affiliate; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any Affiliate; or (iv) Participant’s breach of any of his or her obligations under any written agreement or covenant with the Company or any Affiliate. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company, any Affiliate or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing 50% or more of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) 50% or more of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(d).

(l) “Compensation Committee” means the Compensation Committee of the Board.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” Phio Pharmaceuticals Corp., a Delaware corporation.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of this Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form Registration Statement on Form S-8 or a successor form under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, if required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the applicable Award Document, the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(q) “Director” means a member of the Board.

(r)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means October 8, 2020.

(t) “Employee” means any person providing services as an employee of the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of this Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock as of any date of determination will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

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(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of this Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.

(aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of this Plan that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to this Plan.

(dd) “Option Agreement” means an Award Document evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of this Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) “Participant” means a person to whom an Award is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ii) “Performance Period” means the period of time selected by the Board over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(jj) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(kk) “Plan” means this 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan, as amended and restated from time to time.

(ll) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(mm) “Restricted Stock Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Document will be subject to the terms and conditions of this Plan.

(nn) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

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(oo) “Restricted Stock Unit Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Document will be subject to the terms and conditions of this Plan.

(pp) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(qq) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(rr) “Stock Appreciation Right Award Document” means an Award Document evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Award Document will be subject to the terms and conditions of this Plan.

(ss) “Stock Award” means any right to receive Common Stock granted under this Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, or a Performance Stock Award.

(tt) “Stock Award Document” means an Award Document evidencing the terms and conditions of a Stock Award grant. Each Stock Award Document will be subject to the terms and conditions of this Plan.

(uu) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(vv) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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Phio PHARMACEUTICALS

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/PHIO** or scan the QR code – login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all nominees, FOR Proposals 2, 3 and 4, and THREE YEARS for Proposal 5.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Robert J. Bitterman	☐	☐	02 - Patricia A. Bradford	☐	☐	03 - Robert L. Ferrara	☐	☐
04 - Jonathan E. Freeman, Ph.D.	☐	☐	05 - Curtis A. Lockshin, Ph.D.	☐	☐	06 - David H. Deming	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
5. Advisory vote to approve the frequency of future advisory votes on the compensation of Phio's named executive officers.	☐	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X

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